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                                                                   EXHIBIT 10.24

                    [RENTAL SERVICE CORPORATION LETTERHEAD]



                                  June 1, 1996



Mr. David Ledlow
Senior Vice President
1747 Warm Springs Road
Columbus, GA  31904

Dear David:

          This will confirm our agreement that you will be entitled to receive severance pay equal to one year's salary if at anytime during the next two years you are terminated without cause.

                                            Sincerely,

                                            /s/ Martin R. Reid

                                            Martin R. Reid
                                            Chairman and CEO